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                                                                    EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-05987; 333-59941; 33-62887; 33-69306) of Michael
Baker Corporation of our report dated June 2, 2005 relating to the financial statements of the Michael Baker Corporation Employee Stock Ownership Plan, which appears in this Form 11-K.


/s/ Schneider Downs & Co., Inc.
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Pittsburgh, Pennsylvania
June 27, 2006